SCOPE OF CONSOLIDATION	12 Months Ended
Dec. 31, 2018
Basis Of Consolidation [Abstract]
SCOPE OF CONSOLIDATION	NOTE 2: SCOPE OF CONSOLIDATION2.1 Basis of consolidation
The consolidated financial statements include the accounts of the Company, its subsidiaries and its interests in associated companies and joint arrangements. Subsidiaries are consolidated from the date the Company obtains control (ordinarily the date of acquisition) until the date control ceases. The Company controls an entity when the Company is exposed to or has rights to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity.
Associated companies are those companies over which the Company has the ability to exercise significant influence on the financial and operating policy decisions, which it does not control. Generally, significant influence is presumed to exist when the Company holds more than 20% of the voting rights. Joint arrangements, which include joint ventures and joint operations, are those over whose activities the Company has joint control, typically under a contractual arrangement. In joint ventures, ArcelorMittal exercises joint control and has rights to the net assets of the arrangement. The investment is accounted for under the equity method and therefore recognized at cost at the date of acquisition and subsequently adjusted for ArcelorMittal’s share in undistributed earnings or losses since acquisition, less any impairment incurred. Any excess of the cost of the acquisition over the Company’s share of the net fair value of the identifiable assets, liabilities, and contingent liabilities of the associate or joint venture recognized at the date of acquisition is considered as goodwill. The goodwill, if any, is included in the carrying amount of the investment and is evaluated for impairment as part of the investment. The consolidated statements of operations include the Company’s share of the profit or loss of associates and joint ventures from the date that significant influence or joint control commences until the date significant influence or joint control ceases, adjusted for any impairment losses. Adjustments to the carrying amount may also be necessary for changes in the Company’s proportionate interest in the investee arising from changes in the investee’s equity that have not been recognized in the investee’s profit or loss. The Company’s share of those changes is recognized directly in the relevant reserve within equity.
The Company assesses the recoverability of its investments accounted for under the equity method whenever there is an indication of impairment. In determining the value in use of its investments, the Company estimates its share in the present value of the projected future cash flows expected to be generated by operations of associates and joint ventures. The amount of any impairment is included in income (loss) from investments in associates, joint ventures and other investments in the consolidated statements of operations (see also note 2.6).
For investments in joint operations, in which ArcelorMittal exercises joint control and has rights to the assets and obligations for the liabilities relating to the arrangement, the Company recognizes its assets, liabilities and transactions, including its share of those incurred jointly.
Investments in other entities, over which the Company and/or its operating subsidiaries do not have the ability to exercise significant influence, are accounted for as investments in equity instruments at FVOCI with any resulting gain or loss, net of related tax effect, recognized in the consolidated statements of other comprehensive income. Realized gains and losses from the sale of investments in equity instruments at FVOCI are reclassified from other comprehensive income to retained earnings within equity upon disposal.
While there are certain limitations on the Company’s operating and financial flexibility arising from the restrictive and financial covenants of the Company’s principal credit facilities described in note 6.1.2, there are no significant restrictions resulting from borrowing agreements or regulatory requirements on the ability of consolidated subsidiaries, associates and jointly controlled entities to transfer funds to the parent in the form of cash dividends to pay commitments as they come due.
Intercompany balances and transactions, including income, expenses and dividends, are eliminated in the consolidated financial statements. Gains and losses resulting from intercompany transactions are also eliminated.
Non-controlling interests represent the portion of profit or loss and net assets not held by the Company and are presented separately in the consolidated statements of operations, in the consolidated statements of other comprehensive income and within equity in the consolidated statements of financial position.2.2 Investments in subsidiaries
2.2.1 List of subsidiaries
The table below provides a list of the Company’s principal operating subsidiaries at December 31, 2018. Unless otherwise stated, the subsidiaries listed below have share capital consisting solely of ordinary shares or voting interests in the case of partnerships, which are held directly or indirectly by the Company and the proportion of ownership interests held equals to the voting rights held by the Company. The country of incorporation corresponds to their principal place of operations.

Name of Subsidiary	Country	% of Ownership
NAFTA
ArcelorMittal Dofasco G.P.	Canada	100.00%
ArcelorMittal México S.A. de C.V.	Mexico	100.00%
ArcelorMittal USA LLC	United States	100.00%
ArcelorMittal Long Products Canada G.P.	Canada	100.00%
Brazil and neighboring countries ("Brazil")
ArcelorMittal Brasil S.A.	Brazil	97.01%	[1]
Acindar Industria Argentina de Aceros S.A.	Argentina	100.00%
Europe
ArcelorMittal Atlantique et Lorraine S.A.S.	France	100.00%
ArcelorMittal Belgium N.V.	Belgium	100.00%
ArcelorMittal España S.A.	Spain	99.85%
ArcelorMittal Flat Carbon Europe S.A.	Luxembourg	100.00%
ArcelorMittal Galati S.A.	Romania	99.70%	[2]
ArcelorMittal Poland S.A.	Poland	100.00%
ArcelorMittal Eisenhüttenstadt GmbH	Germany	100.00%
ArcelorMittal Bremen GmbH	Germany	100.00%
ArcelorMittal Méditerranée S.A.S.	France	100.00%
ArcelorMittal Belval & Differdange S.A.	Luxembourg	100.00%
ArcelorMittal Hamburg GmbH	Germany	100.00%
ArcelorMittal Ostrava a.s.	Czech Republic	100.00%	[2]
ArcelorMittal Duisburg GmbH	Germany	100.00%
ArcelorMittal International Luxembourg S.A.	Luxembourg	100.00%
ArcelorMittal Italia S.p.A.	Italy	94.45%	[3]
Africa and Commonwealth of Independent States ("ACIS")
ArcelorMittal South Africa Ltd. ("AMSA")	South Africa	69.22%
JSC ArcelorMittal Temirtau	Kazakhstan	100.00%
PJSC ArcelorMittal Kryvyi Rih ("AM Kryvyi Rih")	Ukraine	95.13%
Mining
ArcelorMittal Mining Canada G.P. and ArcelorMittal Infrastructure G.P.("AMMIC")	Canada	85.00%
ArcelorMittal Liberia Ltd	Liberia	85.00%
JSC ArcelorMittal Temirtau	Kazakhstan	100.00%
PJSC ArcelorMittal Kryvyi Rih	Ukraine	95.13%

1.	On April 1, 2018, ArcelorMittal Brasil issued preferred shares to Votorantim S.A. representing a 2.99% ownership interest. See note 2.2.4.

2.	ArcelorMittal Galati S.A. and ArcelorMittal Ostrava a.s. are classified held for sale as of December 31, 2018. See note 2.3.2.
3.
On November 1, 2018, ArcelorMittal completed the acquisition of Ilva S.p.A. subsequently renamed ArcelorMittal Italia S.p.A. See note 2.2.4.2.2.2 Translation of financial statements denominated in foreign currency
The functional currency of ArcelorMittal S.A. is the U.S. dollar. The functional currency of each of the principal operating subsidiaries is the local currency, except for ArcelorMittal México, AMMIC and ArcelorMittal International Luxembourg, whose functional currency is the U.S. dollar and ArcelorMittal Poland, ArcelorMittal Ostrava and ArcelorMittal Galati, whose functional currency is the euro.
Transactions in currencies other than the functional currency of a subsidiary are recorded at the rates of exchange prevailing at the date of the transaction. Monetary assets and liabilities in currencies other than the functional currency are remeasured at the rates of exchange prevailing on the date of the consolidated statements of financial position and the related translation gains and losses are reported within financing costs in the consolidated statements of operations. Non-monetary items that are carried at cost are translated using the rate of exchange prevailing at the date of the transaction. Non-monetary items that are carried at fair value are translated using the exchange rate prevailing when the fair value was determined and the related translation gains and losses are reported in the consolidated statements of comprehensive income.
Upon consolidation, the results of operations of ArcelorMittal’s subsidiaries, associates and joint arrangements whose functional currency is other than the U.S. dollar are translated into U.S. dollars at the monthly average exchange rates and assets and liabilities are translated at the year-end exchange rates. Translation adjustments are recognized directly in other comprehensive income and are included in net income (including non-controlling interests) only upon sale or liquidation of the underlying foreign subsidiary, associate or joint arrangement.
As of July 1, 2018, Argentina has been considered a highly inflationary country and therefore the financial statements of the Company's long production facilities Acindar Industria Argentina de Aceros S.A. ("Acindar") in Argentina, using a historical cost approach, are adjusted prospectively to reflect the changes in the general purchasing power of the local currency before being translated into U.S. dollars at the year end exchange rate. The Company used an estimated general price index (Consumer Price Index "IPC") of 47.9% for the year ended December 31, 2018 for this purpose. As a result of the inflation-related adjustments on non-monetary items, a gain of 45 was recognized in net financing costs for the year ended December 31, 2018.
Since 2010 Venezuela has been considered a hyperinflationary economy and therefore the financial statements of Unicon are adjusted to reflect the changes in the general purchasing power of the local currency before being translated into U.S. dollars. The Company used estimated general price indices of 213,605%, 2,056% and 534% for the years ended December 31, 2018, 2017 and 2016, respectively, for this purpose. As a result of the inflation-related adjustments on non-monetary items, losses of 6, 31 and 8 were recognized in net financing costs for the years ended December 31, 2018, 2017 and 2016, respectively.
Effective January 1, 2016, the Company applied the DICOM rate to translate its Venezuelan operations. As a result of this change, ArcelorMittal’s net equity in Unicon decreased from 628 to 43 at January 1, 2016. The DICOM rate was originally set at 206 bolivars per U.S. dollar on March 10, 2016, before falling to 674 bolivars per U.S. dollar at December 31, 2016. The DICOM rate continued to weaken during 2017 to 3,345 bolivars per U.S. dollar on August 31, 2017, when the Venezuelan government temporarily suspended the sale of U.S. dollars through its DICOM auction system. On February 5, 2018, the Venezuelan government reopened the auction at the new DICOM rate of 30,987 bolivars per euro (25,000 bolivars per U.S. dollar). On August 20, 2018, the Venezuelan government launched the new bolivar soberano currency, with one bolivar soberano worth 100,000 previous bolivars.
The Company continued to translate its Unicon's operations at the DICOM rate. At December 31, 2018, ArcelorMittal’s net investment in Unicon was 8. The foreign exchange controls in Venezuela may limit the ability to repatriate earnings and ArcelorMittal’s Venezuelan operations’ ability to remit dividends and pay intercompany balances at any official exchange rate or at all.2.2.3 Business combinations
Business combinations are accounted for using the acquisition method as of the acquisition date, which is the date on which control is transferred to ArcelorMittal. The Company controls an entity when it is exposed to or has rights to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity.
The Company measures goodwill at the acquisition date as the total of the fair value of consideration transferred, plus the proportionate amount of any non-controlling interest, plus the fair value of any previously held equity interest in the acquiree, if any, less the net recognized amount (generally at fair value) of the identifiable assets acquired and liabilities assumed.
In a business combination in which the fair value of the identifiable net assets acquired exceeds the cost of the acquired business, the Company reassesses the fair value of the assets acquired and liabilities assumed. If, after reassessment, ArcelorMittal’s interest in the net fair value of the acquiree’s identifiable assets, liabilities and contingent liabilities exceeds the cost of the business combination, the excess (bargain purchase) is recognized immediately as a reduction of cost of sales in the consolidated statements of operations.
Any contingent consideration payable is recognized at fair value at the acquisition date and any costs directly attributable to the business combination are expensed as incurred.2.2.4 Acquisitions
Ilva
On November 1, 2018, ArcelorMittal completed the acquisition of Ilva S.p.A. and certain of its subsidiaries ("Ilva") following the signature on June 28, 2017 of a lease agreement with an obligation to purchase between the Italian Government and AM InvestCo Italy S.r.l. ("AM InvestCo"), a consortium formed by ArcelorMittal and Intesa San Paolo S.p.A. ("ISP") with respective interests of 94.45% and 5.55% .The completion of the acquisition followed ArcelorMittal's notification to the European Commission of AM InvestCo's proposed acquisition of Ilva on September 21, 2017 and the submission of commitments on October 19, 2017. The European Commission initiated a Phase II review of AM InvestCo’s proposed acquisition of Ilva on November 8, 2017 and approved the transaction on May 7, 2018 subject to the fulfillment of divestment commitments (see note 2.3.2) and the exit of Marcegaglia from AM InvestCo (Marcegaglia held initially a 15% interest in AM InvestCo) completed on November 9, 2018 (see note 10.5.2).
Ilva is Europe’s largest single steel site and only integrated steelmaker in Italy with its main production facility based in Taranto. Ilva also has significant steel finishing capacity in Taranto, Novi Ligure and Genova. As a result of the lease agreement, the assets and liabilities subject to the transaction are leased by subsidiaries of AM InvestCo, including ArcelorMittal Italia S.p.A., which combines the sites of Taranto, Novi Ligure and Genova. The nominal purchase price amounts to €1.8 billion (2.1 billion) subject to certain adjustments including working capital adjustment, with annual leasing costs of €180 million (206) to be paid in quarterly installments resulting in a present value of 1,540 at acquisition date. The total consideration includes a 54 liability corresponding to environmental capital expenditures already completed by Ilva and which will be refunded by ArcelorMittal to Ilva. In September 2018, Ilva's trade unions ratified a labour agreement following which ArcelorMittal committed to initially hire 10,700 workers based on their existing contractual terms of employment. In addition, between 2023 and 2025, the Company has committed to hire any workers who remain under Ilva’s extraordinary administration. Ilva’s business units are initially leased with rental payments qualifying as down payments against the purchase price and are part of the Europe reportable segment. The lease period is for a minimum of four years followed by a subsequent purchase obligation. The Company accounted for this transaction as a business combination as it obtained control of the business subject to the lease.
ISP's interest is subject to put and call option arrangements exercisable by ArcelorMittal and ISP between November 1, 2020 and November 1, 2025 and between November 1, 2021 and November 1, 2025, respectively. The Company determined that it has a present ownership interest in the shares subject to the put option. Accordingly, it recognized at acquisition date a 122 financial liability measured at the present value of the redemption amount.
Following the recent closing of the transaction, the acquisition-date fair value of the identifiable assets and liabilities of Ilva has been determined on a provisional basis, in particular with respect to property, plant and equipment, environmental provisions, indemnification asset, tax implications and working capital balances at closing date. The Company expects to complete its accounting during the first half of 2019. ArcelorMittal recognized provisions of 517 in connection with environmental remediation obligations. As the latter will be funded with funds seized by the Italian Government from the former shareholder, the Company recognized an indemnification asset for the same amount, of which 365 classified as non-current assets. Current assets include trade receivables of 439 with gross contract amounts receivable of 503 and contractual cash flows not expected to be collected of 64. Intangible assets include 201 relating to CO2 emission rights held by Ilva at acquisition date (the Company also recognized liabilities of 158 relating to estimated emissions for the first 10 months of 2018) and favorable land lease contracts for 76. ArcelorMittal recognized a 209 bargain purchase gain in cost of sales mainly as a result of the preliminary €0.4 billion (0.5 billion) working capital reduction while the total fair value of net assets acquired remained substantially driven by the economic obsolescence applied to property, plant and equipment. Revenue and net loss of Ilva since acquisition date were 398 and (49), respectively. The Company recognized acquisition-related costs of 25 in selling, general and administrative expenses. The agreement includes industrial capital expenditure commitments of approximately €1.3 billion (1.4 billion) over a seven-year period focused on blast furnaces, steel shops and finishing lines and environmental capital expenditure commitments of approximately €0.8 billion (0.9 billion).

Votorantim

On April 1, 2018, ArcelorMittal completed the acquisition of Votorantim Siderurgia (subsequently renamed ArcelorMittal Sul Fluminense "AMSF"), Votorantim S.A.'s long steel business in Brazil pursuant to which Votorantim Siderurgia became a wholly-owned subsidiary of ArcelorMittal Brasil. The combination of ArcelorMittal Brasil's long steel business and AMSF aims to create cost, logistical and operational synergies. The combined operations include ArcelorMittal Brasil’s production sites at Monlevade, Juiz de Fora and Piracicaba, and AMSF’s production sites at Barra Mansa, Resende and its 50% interest in the joint venture Sitrel in Três Lagoas. On February 7, 2018, the Brazilian antitrust authority CADE approved the transaction, conditioned to the fulfillment of divestment commitments by ArcelorMittal Brasil (see note 2.3).

The acquisition was completed through the issuance of preferred shares to Votorantim S.A. representing a 2.99% interest in ArcelorMittal Brasil. Pursuant to the shareholders' agreement, such preferred shares are subject to put and call option arrangements exercisable by Votorantim S.A. and ArcelorMittal Brasil between July 1, 2019 and December 31, 2022 and between January 1, 2023 and December 31, 2024, respectively. The Company determined that it has a present ownership interest in the preferred shares subject to the put option. Accordingly, it recognized at acquisition date a 328 financial liability at amortized cost and measured at the present value of the redemption amount. Following the recent closing of the transaction, the acquisition-date fair value of the identifiable assets and liabilities of AMSF has been determined on a provisional basis as of December 31, 2018, in particular with respect to unfavorable contracts and contingent liabilities. Other non-current assets include an 83 indemnification asset towards Votorantim S.A. relating to contingent liabilities of 85 and an 82 investment in Sitrel. Other liabilities include unfavorable contracts for 293 and borrowings of 211. Current assets include cash and receivables for 13 and 141, respectively (including trade receivable of 92 with gross contractual amounts of 108 and contractual cash flows not expected to be collected of 16). The Company expects to complete its accounting during the first quarter of 2019. Revenue and net loss of AMSF since acquisition date were 285 and (108), respectively. The Company recognized acquisition-related costs of 8 in selling, general and administrative expenses.

Revenue and net income attributable to the equity holders of the parent of the Company for the year ended December 31, 2018 were 79,192 and 4,801 respectively, as though the acquisition date for Ilva and Votorantim had been as of January 1, 2018.
Other
On December 21, 2017, the Company acquired from Alcatel Lucent the reinsurance company Electro-Re S.A. for total consideration of €246 million (290; cash inflow was 35 net of cash acquired of 325).
On June 21, 2017, as a result of the extension of the partnership between ArcelorMittal and Bekaert Group ("Bekaert") in the steel cord business in Brazil, the Company completed the acquisition from Bekaert of a 55.5% controlling interest in Bekaert Sumaré Ltda. subsequently renamed ArcelorMittal Bekaert Sumaré Ltda. ("Sumaré"), which subsequently merged into Belgo-Mineira Bekaert Artefatos de Arames Ltda. a manufacturer of metal ropes for automotive tires located in the municipality of Sumaré/SP, Brazil. The Company agreed to pay total cash consideration of €56 million (63; 49, net of cash acquired of 14) of which €52 million (58) settled on closing date and €4 million (5) to be paid subsequently upon conclusion of certain business restructuring measures by Bekaert. Sumaré is part of the Brazil reportable segment.
On May 18, 2017, the Company acquired from Crédit Agricole Assurances the reinsurance company Crédit Agricole Reinsurance S.A. for consideration of €186 million (208; cash inflow was 20, net of cash acquired of 228). On January 18, 2017, the Company acquired from Parfinada B.V. the reinsurance company Artzare S.A. for total consideration of €43 million (45; cash inflow was 5, net of cash acquired of 50). The reinsurance company is incorporated in Luxembourg and operates through a series of reinsurance agreements with the Company’s subsidiaries.
On December 21, 2016, ArcelorMittal acquired from Skanska Financial Services AB the reinsurance company SCEM Reinsurance S.A. (“SCEM”) for total consideration of €54 million (56; cash inflow was 7, net of cash acquired of 63).
The Company concluded that the acquisitions of Electro-Re S.A., SCEM, Artzare S.A. and Crédit Agricole Reinsurance S.A. were not business combinations mainly as the transactions did not include the acquisition of any strategic management processes, operational processes and resource management processes.
The table below summarizes the estimated acquisition-date fair value of the assets acquired and liabilities assumed in respect of Ilva, AMSF and Sumaré in 2018 and 2017:

	2018		2017
	AMSF	Ilva	Sumaré
Current assets	262	1,273	50
Property, plant and equipment	600	1,026	69
Intangible assets	19	300	21
Other non-current assets	252	375	7
Total assets acquired	1,133	2,974	147
Deferred tax liabilities	(45)	—	(23)
Other liabilities	(784)	(1,225)	(29)
Total liabilities acquired	(829)	(1,225)	(52)
Net assets acquired	304	1,749	95
Non-controlling interests	—	—	(48)
Consideration paid, net	—	52	44
Consideration payable	328	1,488	5
Goodwill/(bargain purchase gain)	24	(209)	2
2.3 Divestments and assets held for sale Non-current assets and disposal groups that are classified as held for sale are measured at the lower of carrying amount and fair value less costs to sell. Assets and disposal groups are classified as held for sale if their carrying amount will be recovered through a sale transaction rather than through continuing use. The non-current asset, or disposal group, is classified as held for sale only when the sale is highly probable and is available for immediate sale in its present condition and is marketed for sale at a price that is reasonable in relation to its current fair value. Assets held for sale are presented separately in the consolidated statements of financial position and are not depreciated. Gains (losses) on disposal of subsidiaries are recognized in cost of sales, whereas gains (losses) on disposal of investments accounted for under the equity method are recognized in income (loss) from investments in associates, joint ventures and other investments.2.3.1 Divestments
Divestments in 2018

On February 28, 2018, ArcelorMittal completed the sale of Go Steel Frýdek Místek ("Frýdek Místek"), for consideration of 49 (net of cash disposed of 1) of which 10 remained outstanding at December 31, 2018. Frýdek Místek was part of the Europe segment. The fair value measurement was determined using the contract price, a Level 3 unobservable input.
On February 7, 2018, the Brazilian Antitrust Authority (CADE) approved the acquisition of Votorantim subject to divestment commitments (see note 2.2.4). Accordingly, in May 2018, ArcelorMittal Brasil disposed of its two production sites Cariacica and Itaúna as well as some wire drawing equipment in Brazil (the “Votorantim remedies”), which were part of the Brazil reportable segment. Prior to the disposal, the Company recorded an impairment charge in cost of sales of 86 to adjust the carrying amount of the disposal group to the sale proceeds of 84 (net of cash disposed of 1) of which 58 remained outstanding as of December 31, 2018. The fair value measurement of these Votorantim remedies was determined using the contract price, a Level 3 unobservable input.

Divestments in 2017
On December 15, 2017, ArcelorMittal completed the sale of its 100% shareholding in ArcelorMittal Georgetown Inc. ("Georgetown"), a wire rod mill in Georgetown in the United States for total cash consideration of 19 and the result on disposal was 18. The fair value measurement of Georgetown, which was part of the NAFTA reportable segment, was determined using the contract price, a Level 3 unobservable input.
On March 13, 2017, ArcelorMittal and the management of ArcelorMittal Tailored Blanks Americas (“AMTBA”), comprising the Company’s tailored blanks operations in Canada, Mexico and the United States, entered into a joint venture agreement following which the Company recognized an investment of 65 in AMTBA accounted for under the equity method. AMTBA was part of the NAFTA reportable segment and was classified as held for sale at December 31, 2016.
On February 10, 2017, ArcelorMittal completed the sale of certain ArcelorMittal Downstream Solutions entities in the Europe segment following its commitment to sell such operations in December 2015. The Company recorded an impairment charge of 18 in cost of sales in 2015. The assets and liabilities subject to the sale were classified as held for sale at December 31, 2016. The fair value measurement of these operations, which were part of the Europe reportable segment, was determined using the contract price, a Level 3 unobservable input.
Divestments in 2016
On September 30, 2016, ArcelorMittal completed the sale of its wholly owned subsidiary ArcelorMittal Zaragoza in Spain to Megasa Siderúrgica S.L. for total consideration of €80 million (89). Prior to the disposal, the Company recorded an impairment charge of 49 (of which 2 related to allocated goodwill) in cost of sales to write the net carrying amount down to the net proceeds from the sale. The fair value measurement of ArcelorMittal Zaragoza was determined using the contract price, a Level 3 unobservable input. ArcelorMittal Zaragoza was part of the Europe reportable segment.

On August 7, 2016, ArcelorMittal completed the sale of the Company’s 49% interest in its associates ArcelorMittal Algérie and ArcelorMittal Tebessa and its 70% interest in its subsidiary ArcelorMittal Pipes and Tubes Algeria, which was announced on October 7, 2015 as part of an outline agreement for restructuring the shareholding of its Algerian activities. As part of the agreement, ArcelorMittal transferred such interests to IMETAL, an Algerian state-owned entity. ArcelorMittal Pipes and Tubes Algeria and ArcelorMittal Algérie were part of the ACIS reportable segment while ArcelorMittal Tebessa was part of the Mining reportable segment.
On April 4, 2016, ArcelorMittal completed the sale of the LaPlace and Vinton Long Carbon facilities in the United States. The total consideration was 96 and the result on disposal was nil. In 2015, the Company recorded an impairment charge of 231 (of which 13 relating to allocated goodwill) in cost of sales to write the carrying amount of the LaPlace, Steelton and Vinton facilities down to the expected net proceeds from the sale. The fair value measurement of the Long Carbon facilities in the United States was determined using the contract price, a Level 3 unobservable input. These facilities were part of the NAFTA reportable segment. The assets and liabilities of the Steelton facility remained classified as held for sale at December 31, 2017 and 2016 (see note 2.3.2).

The table below summarizes the significant divestments:

	2018		2017			2016
	Frýdek Místek	Votorantim remedies	AMTBA	Downstream Solutions Europe	Georgetown	ArcelorMittal Zaragoza	ArcelorMittal Tubular Products Algeria	LaPlace and Vinton Long Carbon facilities
Cash and cash equivalents	—	—	13	—	—	—	—	—
Other current assets	48	40	46	38	—	53	15	118
Property, plant and equipment	35	48	55	2	4	74	2	13
Other assets	—	—	10	17	—	—	—	7
Total assets	83	88	124	57	4	127	17	138
Current liabilities	31	4	52	18	1	38	16	33
Other long-term liabilities	4	—	7	12	2	—	12	9
Total liabilities	35	4	59	30	3	38	28	42
Total net assets/(liabilities)	48	84	65	27	1	89	(11)	96
% of net assets sold	100%	100%	100%	100%	100%	100%	100%	100%
Total net assets/(liabilities) disposed of	48	84	65	27	1	89	(11)	96
Cash consideration	39	26	65	6	19	89	—	96
Consideration receivable	10	58	—	—	—	—	—	—
Reclassification of foreign exchange translation difference	15	—	—	21	—	8	4	—
Gain on disposal	16	—	—	—	18	8	15	—
2.3.2 Assets held for sale
On May 7, 2018, the European Commission approved the acquisition of Ilva (see note 2.2.4). As part of the approval, ArcelorMittal agreed to divest certain of its European assets (“Ilva remedies”) which are part of the Europe reportable segment.

The Ilva remedies are comprised of the following three divestment packages.

The Dudelange and Liège divestment package is composed of ArcelorMittal Dudelange and certain finishing facilities including the hot dipped galvanizing lines 4 and 5 in Flémalle, hot-rolled pickling, cold rolling and tin packaging lines in Tilleur of ArcelorMittal Liège in Belgium.

The Galati divestment package is mainly composed of the integrated steel making site of ArcelorMittal Galati S.A., ArcelorMittal Tubular Products Galati SRL, both in Romania, ArcelorMittal Skopje AD in North Macedonia and ArcelorMittal Piombino S.p.A. in Italy, the Company’s only galvanizing steel plant in Italy.

The Ostrava divestment package is mainly composed of the integrated steel making site of ArcelorMittal Ostrava a.s. and its subsidiaries, ArcelorMittal Tubular Products Ostrava a.s.

On October 12, 2018 and November 2, 2018, ArcelorMittal received two binding offers from Liberty House Group ("Liberty") for the acquisition of the combined Ostrava and Galati divestment package and the Dudelange and Liège divestment package, respectively. The European Commission is currently reviewing revised offers from Liberty submitted by the Company on January 23, 2019. Transaction closing is conditional on EU approval and the conclusion of information consultations with local and European Works Councils.

At December 31, 2018, the carrying amount of assets and liabilities subject to the Ilva remedies was classified as held for sale. Based on the offers received, the Company recorded an impairment charge (see note 5.3) in cost of sales of 888 to adjust the carrying amount of the disposal group to the expected sale proceeds. The fair value measurement was determined using the selling price, a Level 3 unobservable input. The Company expects to complete the disposal of the divestment packages during the first half of 2019.

In addition, the assets and liabilities of the Steelton facility in the United States remained classified as held for sale at December 31, 2018 (see note 2.3.1).

The details for the entities classified as held for sale as at December 31, 2017, which have been disposed during 2018 are disclosed in note 2.3.1.

The tables below provide details of the assets and liabilities held for sale after elimination of intra-group balances in the consolidated statements of financial position:

	December 31, 2018
	Ilva remedies	Steelton	Total
Current Assets:
Cash and cash equivalents	10	—	10
Trade accounts receivable, prepaid expenses and other current assets	291	28	319
Inventories	1,011	23	1,034
Total Current Assets	1,312	51	1,363
Non-current Assets:			—
Property, plant and equipment	638	78	716
Other assets	32	—	32
Total Non-current Assets	670	78	748
Total Assets	1,982	129	2,111

Current Liabilities:
Trade accounts payables, accrued expenses and other liabilities	542	21	563
Total Current Liabilities	542	21	563
Non-current Liabilities:
Long-term debt	77	—	77
Other long-term liabilities	164	17	181
Total Non-current Liabilities	241	17	258
Total Liabilities	783	38	821
The tables below provide details of the assets and liabilities held for sale after elimination of intra-group balances in the consolidated statements of financial position:

	December 31, 2017
	Frýdek Místek	Steelton	Total
ASSETS
Current assets:
Trade accounts receivable and other	—	23	23
Inventories	25	21	46
Total current assets	25	44	69
Non-current assets:
Property, plant and equipment	34	76	110
Total non-current assets	34	76	110
Total assets	59	120	179

LIABILITIES
Current liabilities:
Trade accounts payable and other	5	17	22
Accrued expenses and other liabilities	2	5	7
Total current liabilities	7	22	29
Non-current liabilities:
Long-term provisions	4	17	21
Total non-current liabilities	4	17	21
Total liabilities	11	39	50
2.4 Investments in associates and joint arrangements
The carrying amounts of the Company’s investments accounted for under the equity method were as follows:

	December 31,
Category	2018	2017
Joint ventures	1,011	1,249
Associates	2,871	2,854
Individually immaterial joint ventures and associates[1]	1,024	981
Total	4,906	5,084
1.
Individually immaterial joint ventures and associates represent in aggregate less than 20% of the total carrying amount of investments in joint ventures and associates at December 31, 2018 and 2017, and none of them have a carrying value exceeding 100 at December 31, 2018 and 2017.2.4.1 Joint ventures
The following tables summarize the latest available financial information and reconcile it to the carrying value of each of the Company’s material joint ventures, as well as the income statement of the Company’s material joint ventures:

	December 31, 2018
Joint Ventures	Calvert	VAMA	Tameh	Borçelik	Total
Place of incorporation and operation [1]	United States	China	Poland	Turkey
Principal Activity	Automotive steel finishing	Automotive steel finishing	Energy production and supply	Manufacturing and sale of steel [2,3,4]
Ownership and voting rights at December 31, 2018	50.00%	50.00%	50.00%	50.00%
Current assets	1,490	329	205	519	2,543
of which cash and cash equivalents	76	85	90	67	318
Non-current assets	1,282	688	540	282	2,792
Current liabilities	824	491	208	398	1,921
of which trade and other payables and provisions	173	180	176	263	792
Non-current liabilities	853	217	226	49	1,345
of which trade and other payables and provisions	—	—	22	—	22
Net assets	1,095	309	311	354	2,069
Company's share of net assets	548	156	156	177	1,037
Adjustments for differences in accounting policies and other	6	—	—	(32)	(26)
Carrying amount in the statements of financial position	554	156	156	145	1,011
Revenue	3,295	625	467	1,328	5,715
Depreciation and amortization	(62)	(32)	(31)	(22)	(147)
Interest income	1	1	—	2	4
Interest expense	(40)	(26)	(4)	(20)	(90)
Income tax benefit (expense)	—	(1)	(8)	(18)	(27)
Profit or loss from continuing operations	312	5	30	6	353
Other comprehensive income (loss)	—	—	3	1	4
Total comprehensive income (loss)	312	5	33	7	357
Cash dividends received by the Company	48	—	4	34	86

1.	The country of incorporation corresponds to the country of operation except for Tameh whose country of operation is also the Czech Republic.

2.	Ownership interest in Borçelik was 45.33% and 50.00% based on issued shares and outstanding shares, respectively, at December 31, 2018; voting interest was 48.01% at December 31, 2018.

3.	The non-current liabilities include 43 deferred tax liability.

4.	Adjustment in Borçelik relates primarily to differences in accounting policies regarding revaluation of fixed assets.

	December 31, 2017
Joint Ventures	Calvert	Macsteel	VAMA	Tameh	Borçelik	Total
Place of incorporation and operation[1]	United States	Netherlands	China	Poland	Turkey
Principal Activity	Automotive steel finishing	Steel trading and shipping	Automotive steel finishing	Energy production and supply	Manufacturing and sale of steel[2,3]
Ownership and voting rights at December 31, 2017	50.00%	50.00%	49.00%	50.00%	45.33%
Current assets	1,135	739	283	158	519	2,834
of which cash and cash equivalents	13	95	71	57	7	243
Non-current assets	1,303	389	754	476	296	3,218
Current liabilities	612	404	449	132	357	1,954
of which trade and other payables and provisions	118	235	190	118	244	905
Non-current liabilities	947	43	277	189	46	1,502
of which trade and other payables and provisions	—	3	—	20	—	23
Net assets	879	681	311	313	412	2,596
Company's share of net assets	440	341	152	156	187	1,276
Adjustments for differences in accounting policies and other	6	(3)	—	—	(30)	(27)
Carrying amount in the statements of financial position	446	338	152	156	157	1,249
Revenue	2,870	2,775	489	330	1,234	7,698
Depreciation and amortization	(62)	(1)	(30)	(27)	(22)	(142)
Interest income	—	14	1	—	1	16
Interest expense	(35)	(10)	(28)	4	(12)	(81)
Income tax benefit (expense)	—	(5)	—	(7)	(20)	(32)
Profit or loss from continuing operations	270	31	5	42	65	413
Other comprehensive income (loss)	—	2	—	(1)	(1)	—
Total comprehensive income (loss)	270	33	5	41	64	413
Cash dividends received by the Company	20	—	—	4	30	54

1.
The country of incorporation corresponds to the country of operation except for Tameh whose country of operation is also the Czech Republic and Macsteel whose countries of operation are mainly the United States, the United Arab Emirates and China.

2.	The non-current liabilities include 40 deferred tax liability.

3.	Adjustment in Borçelik relates primarily to differences in accounting policies regarding revaluation of fixed assets.

	December 31, 2016
Joint Ventures	Calvert	Macsteel	Baffinland	VAMA	Tameh	Borçelik	Total
Place of incorporation and operation[1]	United States	Netherlands	Canada	China	Poland	Turkey
Principal Activity	Automotive steel finishing	Steel trading and shipping	Extraction of iron ore[2]	Automotive steel finishing	Energy production and supply	Manufacturing and sale of steel
Ownership and voting rights at December 31, 2016	50.00%	50.00%	44.54%	49.00%	50.00%	45.33%
Revenue	2,358	2,353	116	335	254	845	6,261
Depreciation and amortization	(59)	(1)	(3)	(30)	(20)	(20)	(133)
Interest income	—	12	—	1	—	1	14
Interest expense	(31)	(9)	(20)	(28)	(1)	(7)	(96)
Income tax benefit (expense)	—	(4)	(26)	18	(10)	(28)	(50)
Profit or loss from continuing operations	148	15	(43)	(58)	29	75	166
Other comprehensive income (loss)	—	10	—	—	3	—	13
Total comprehensive income (loss)	148	25	(43)	(58)	32	75	179
Cash dividends received by the Company	19	—	—	—	6	16	41

1.
The country of incorporation corresponds to the country of operation except for Tameh whose country of operation is also the Czech Republic and Macsteel whose countries of operation are mainly the United States, the United Arab Emirates and China.

2.	During 2017, ArcelorMittal lost joint control but maintained significant influence over Baffinland and as such the investment was reclassified to an associate (refer to note 2.4.2)

Macsteel
On May 28, 2018, ArcelorMittal announced the sale of its 50% shareholding in Macsteel International Holdings B.V. (“Macsteel”), a joint venture between Macsteel Holdings Luxembourg S.à r.l. and ArcelorMittal South Africa, which provided the Company with an international network of traders and trading channels including the shipping of steel. The Company recorded a 132 impairment to adjust the carrying amount of the investment to the expected sale proceeds partially offset by a 142 gain following the recycling upon closing of the sale on October 31, 2018 of accumulated foreign exchange translation gains from other comprehensive income to income (loss) from investments in associates, joint ventures and other investments. The fair value measurement was determined using the contract price, a Level 3 unobservable input.
VAMA
Valin ArcelorMittal Automotive Steel (“VAMA”) is a joint venture between ArcelorMittal and Hunan Valin which produces steel for high-end applications in the automobile industry. VAMA supplies international automakers and first-tier suppliers as well as Chinese car manufacturers and their supplier networks.
Calvert
AM/NS Calvert ("Calvert"), a joint venture between the Company and Nippon Steel & Sumitomo Metal Corporation ("NSSMC"), is a steel processing plant in Calvert, Alabama, United States. Calvert had a 6-year agreement to purchase 2 million tonnes of slabs annually from ThyssenKrupp Steel USA ("TK CSA"), an integrated steel mill complex located in Rio de Janeiro, Brazil, using a market-based price formula. TK CSA had an option to extend the agreement for an additional 3 years on terms that are more favorable to the joint venture, as compared with the initial 6-year period. In December 2017 and in connection with the acquisition of TK CSA by Ternium S.A., the agreement was amended to (i) extend the term of the agreement to December 31, 2020, (ii) make a corresponding reduction in the annual slab purchase obligation so that the aggregate slab purchase obligation over the full term of the agreement remained the same and (iii) eliminate TK CSA’s extension option. The remaining slabs for Calvert's operations are sourced from ArcelorMittal plants in the United States, Brazil and Mexico. ArcelorMittal is principally responsible for marketing the product on behalf of the joint venture. Calvert serves the automotive, construction, pipe and tube, service center, and appliance/ HVAC industries.

Tameh
Tameh is a joint venture between ArcelorMittal and Tauron Group including four energy production facilities located in Poland and the Czech Republic. Tameh’s objective is to ensure energy supply to the Company’s steel plants in these countries as well as the utilization of steel plant gases for energy production processes.
Borçelik
Borçelik Çelik Sanayii Ticaret Anonim Şirketi ("Borçelik"), incorporated and located in Turkey, is a joint venture between ArcelorMittal and Borusan Holding involved in the manufacturing and sale of cold-rolled and galvanized flat steel products.2.4.2 Associates
The following table summarizes the financial information and reconciles it to the carrying amount of each of the Company’s material associates, as well as the income statement of the Company’s material associates:

	December 31, 2018
Associates	China Oriental	DHS Group	Gonvarri Steel Industries	Baffinland	Total
Financial statements reporting date	June 30, 2018	September 30, 2018	September 30, 2018	December 31, 2018
Place of incorporation and operation[1]	Bermuda	Germany	Spain	Canada
Principal Activity	Iron and steel manufacturing	Steel manufacturing [3]	Steel manufacturing [4]	Extraction of iron ore [5]
Ownership and voting rights at December 31, 2018	37.02%	33.43%	35.00%	28.76%
Current assets	2,516	1,528	2,183	390	6,617
Non-current assets	1,443	3,062	1,526	1,949	7,980
Current liabilities	1,426	480	1,134	399	3,439
Non-current liabilities	35	1,005	677	694	2,411
Non-controlling interests	45	136	219	—	400
Net assets attributable to equity holders of the parent	2,453	2,969	1,679	1,246	8,347
Company's share of net assets	908	992	588	358	2,846
Adjustments for differences in accounting policies and other	—	27	(52)	22	(3)
Other adjustments[2]	44	(4)	(12)	—	28
Carrying amount in the statements of financial position	952	1,015	524	380	2,871
Revenue	3,370	1,959	3,544	320	9,193
Profit or loss from continuing operations	474	20	60	(98)	456
Other comprehensive income (loss)	—	5	(37)	—	(32)
Total comprehensive income (loss)	474	25	23	(98)	424
Cash dividends received by the Company	92	5	16	—	113

1.	The country of incorporation corresponds to the country of operation except for China Oriental whose country of operation is China.

2.
Other adjustments correspond to the difference between the carrying amount at December 31, 2018 and the net assets situation corresponding to the latest financial statements ArcelorMittal is permitted to disclose as of the reporting dates described in the table above.

3.
The amount for DHS Group includes an adjustment to align the German GAAP financial information with the Company’s accounting policies and is mainly linked to property, plant and equipment, inventory and pension.

4.	Adjustments in Gonvarri Steel Industries primarily relate to differences in accounting policies regarding revaluation of fixed assets.

5.	Adjustments in Baffinland primarily relate to differences in accounting policies regarding revaluation of fixed assets and locally recognized goodwill.

	December 31, 2017
Associates	China Oriental	DHS Group	Gonvarri Steel Industries	Baffinland	Total
Financial statements reporting date	June 30, 2017	September 30, 2017	September 30, 2017	December 31, 2017
Place of incorporation and operation[1]	Bermuda	Germany	Spain	Canada
Principal Activity	Iron and steel manufacturing	Steel manufacturing[3]	Steel manufacturing[4]	Extraction of iron ore[5]
Ownership and voting rights at December 31, 2017	39.02%	33.43%	35.00%	31.07%
Current assets	1,737	1,699	1,967	355	5,758
Non-current assets	1,336	3,096	1,372	1,698	7,502
Current liabilities	1,261	555	889	302	3,007
Non-current liabilities	119	1,121	446	531	2,217
Non-controlling interests	23	136	220	—	379
Net assets attributable to equity holders of the parent	1,670	2,983	1,784	1,220	7,657
Company's share of net assets	652	997	624	379	2,652
Adjustments for differences in accounting policies and other	—	32	(54)	23	1
Other adjustments[2]	183	22	(4)	—	201
Carrying amount in the statements of financial position	835	1,051	566	402	2,854
Revenue	2,944	1,773	2,862	341	7,920
Profit or loss from continuing operations	275	(4)	122	(20)	373
Other comprehensive income (loss)	(1)	(5)	(9)	—	(15)
Total comprehensive income (loss)	274	(9)	113	(20)	358
Cash dividends received by the Company	49	—	18	—	67

1.	The country of incorporation corresponds to the country of operation except for China Oriental whose country of operation is China.

2.
Other adjustments correspond to the difference between the carrying amount at December 31, 2017 and the net assets situation corresponding to the latest financial statements ArcelorMittal is permitted to disclose.

3.
The amount for DHS Group includes an adjustment to align the German GAAP financial information with the Company’s accounting policies, and is mainly linked to property, plant and equipment, inventory and pension.

4.	Adjustments in Gonvarri Steel Industries primarily relate to differences in accounting policies regarding revaluation of fixed assets.

5.	Adjustments in Baffinland primarily relate to differences in accounting policies regarding revaluation of fixed assets and locally recognized goodwill.

	December 31, 2016
Associates	China Oriental	DHS Group	Gonvarri Steel Industries	Total
Financial statements reporting date	June 30, 2016	September 30, 2016	September 30, 2016
Place of incorporation and operation[1]	Bermuda	Germany	Spain
Principal Activity	Iron and steel manufacturing	Steel manufacturing	Steel manufacturing
Ownership and voting rights at December 31, 2016	46.99%	33.43%	35.00%
Revenue	1,751	1,396	2,258	5,405
Profit or loss from continuing operations	83	(96)	145	132
Other comprehensive income (loss)	—	(3)	4	1
Total comprehensive income (loss)	83	(99)	149	133
Cash dividends received by the Company	—	—	16	16

1.	The country of incorporation corresponds to the country of operation except for China Oriental whose country of operation is China.

China Oriental
China Oriental Group Company Limited (“China Oriental”) is a Chinese integrated iron and steel company listed on the Hong Kong Stock Exchange (“HKEx”). On January 27, 2017, in order to restore the minimum free float requirement, China Oriental issued 586,284,000 new shares resulting in a decrease of the Company’s interest from 46.99% to 39.02%. As a result, ArcelorMittal recorded a loss of 67 upon dilution partially offset by a gain of 23 following the recycling of accumulated foreign exchange translation gains from other comprehensive income to income from investments in associates, joint ventures and other investments. The trading of China Oriental’s shares, which had been suspended since April 29, 2014, resumed on February 1, 2017.
In January 2018, China Oriental issued 192 million new shares to fulfill its obligations under its share-based compensation plans. As a result, ArcelorMittal’s interest in China Oriental decreased to 37.02%. ArcelorMittal recorded a loss of 20 upon dilution partially offset by a gain of 8 following the recycling of accumulated foreign exchange translation gains in income from investments in associates, joint ventures and other investments.
DHS Group
DHS - Dillinger Hütte Saarstahl AG (“DHS Group”), incorporated and located in Germany, is a leading producer of heavy steel plates, cast slag pots and semi-finished products, such as pressings, pressure vessel heads and shell sections in Europe. The DHS Group also includes a further rolling mill operated by Dillinger France in Dunkirk (France).
Gonvarri Steel Industries
Holding Gonvarri SL (“Gonvarri Steel Industries”) is dedicated to the processing of steel. The entity is a European leader in steel service centers and renewable energy components, with strong presence in Europe and Latin America.
Baffinland
Baffinland owns the Mary River project, which has direct shipping, high grade iron ore on Baffin Island in Nunavut (Canada). During 2017, ArcelorMittal's shareholding in Baffinland decreased from 44.54% to 31.07% following capital calls exclusively fulfilled by Nunavut Iron Ore (''NIO''), the other shareholder, and the conversion of preferred shares held by NIO into equity. As a result ArcelorMittal recognized a loss on dilution of 22 including the recycling of accumulated foreign exchange translation losses of 52 loss in income (loss) from investments in associates, joint ventures and other investments. During 2018, ArcelorMittal’s shareholding in Baffinland decreased from 31.07% to 28.76% following capital calls exclusively fulfilled by NIO.2.4.3 Other associates and joint ventures that are not individually material
The Company has interests in a number of other joint ventures and associates, none of which are regarded as individually material. The following table summarizes the financial information of all individually immaterial joint ventures and associates that are accounted for using the equity method:

	December 31, 2018			December 31, 2017
	Associates	Joint Ventures	Total	Associates	Joint Ventures	Total
Carrying amount of interests in associates and joint ventures	310	714	1,024	337	644	981
Share of:
Income (loss) from continuing operations	8	80	88	16	23	39
Other comprehensive income (loss)	(5)	2	(3)	—	10	10
Total comprehensive income (loss)	3	82	85	16	33	49

In 2018, the Company’s share of net losses reduced the carrying amount of its 40.80% interest in the joint venture ArcelorMittal Tubular Products Jubail (“Al Jubail”) to nil. Furthermore, the Company granted shareholder loans to Al Jubail for 140 and 140 as of December 31, 2018 and 2017, respectively. During 2018, the Company’s share of net losses reduced the carrying amount of its investment in Al Jubail to nil and 9 were recognized against the Company's shareholder loans in Al Jubail reducing the total carrying amount to 131 at December 31, 2018 as compared to 152 at December 31, 2017.2.4.4 Impairment of associates and joint ventures
For the years ended December 31, 2018 and 2017, the Company identified an impairment indicator with respect to its shareholder loans in Al Jubail. Accordingly, it performed a value in use calculation and concluded the carrying amount of the investment and shareholder loans was recoverable. For the remaining investments, the Company concluded there were no impairment triggers.
For the year ended December 31, 2016, the Company recorded an impairment charge of 14 of its shareholder loan to Kalagadi Manganese (Proprietary) Ltd ("Kalagadi Manganese"). The Company sold its 50% interest in this joint venture with Kalahari Resource (Proprietary) Ltd that is engaged in exploring, mining, ore processing and smelting manganese in the Kalahari Basin in South Africa in 2017. In addition, the Company recorded an impairment charge of 14 of its 28.24% interest in Comvex, a deep sea harbor facility on the Black Sea in Romania. For the remaining investments, the Company concluded there were no impairment triggers.
For the year ended December 31, 2016, the Company’s unrecognized share of accumulated losses in Kalagadi Manganese was 9.
The Company is not aware of any material contingent liabilities related to associates and joint ventures for which it is severally liable for all or part of the liabilities of the associates, nor are there any contingent liabilities incurred jointly with other investors. See note 8.4 for disclosure of commitments related to associates and joint ventures.2.4.5 Investments in joint operations
The Company had investments in the following joint operations as of December 31, 2018 and 2017:
Peña Colorada
Peña Colorada is an iron ore mine located in Mexico in which ArcelorMittal holds a 50.00% interest. Peña Colorada operates an open pit mine as well as concentrating facility and two-line pelletizing facility.
Hibbing Taconite Mines
The Hibbing Taconite Mines in which the Company holds a 62.31% interest are iron ore mines located in the USA and operations consist of open pit mining, crushing, concentrating and pelletizing.
I/N Tek
I/N Tek in which the Company holds a 60.00% interest operates a cold-rolling mill in the United States.
Double G Coatings
ArcelorMittal holds a 50.00% interest in Double G Coating, a hot dip galvanizing and Galvalume facility in the United States.
Hibbing Taconite Mines and Peña Colorada are part of the Mining segment; other joint operations are part of NAFTA.2.5 Other investments
Other investments include those investments in equity instruments for which the Company does not have significant influence. Following the adoption of IFRS 9 as of January 1, 2018, the Company irrevocably elected to present the changes in fair value of such equity instruments, which are not held for trading, in other comprehensive income (see detail in note 6.1.
1). Other investments include the following:

	December 31,
	2018	2017[1]
Erdemir	577	—
Stalprodukt S.A.	101	—
Gerdau	115	—
Other investments	62	—
Investments in equity instruments at FVOCI	855	—
Erdemir	—	1,118
Stalprodukt S.A.	—	171
Gerdau	—	112
Other investments	—	43
Available-for-sale securities (at fair value)	—	1,444
Investments in equity instruments at cost	—	27
Total	855	1,471

1. Following the adoption of IFRS 9, available-for-sale investments are classified as investments in equity instruments at FVOCI as of January 1, 2018.

The Company’s significant equity instruments at FVOCI at December 31, 2018 and 2017 are the following:
Ereĝli Demir ve Çelik Fabrikalari T.A.S. (“Erdemir”)
Erdermir is the leading steel producer in Turkey and produces plates, hot and cold rolled, tin chromium and zinc coated flat steel and supplies basic inputs to automotive, white goods, pipes and tubes, rolling, manufacturing, electrics-electronics, mechanical engineering, energy, heating equipment, shipbuilding, defense and packaging industries. Unrealized gains (losses) recognized in other comprehensive income were 127 and 658 for the year ended December 31, 2018 and 2017, respectively.
Stalprodukt S.A.
Stalprodukt S.A. is a leading manufacturer and exporter of highly processed steel products based in Poland.
Following the sale of 729,643 shares including the subsequent capital reduction of Stalprodukt S.A. during the first six months of 2016, for total cash consideration of 46, ArcelorMittal’s ownership interest and voting rights in Stalprodukt S.A. decreased from 28.47% to 21.20% and from 28.26% to 11.61%, respectively.
As of December 31, 2018 and 2017, the fair value of ArcelorMittal’s stake in Stalprodukt S.A. was 101 and 171, respectively. Unrealized gains recognized in other comprehensive income were 11 and 77 for the year ended December 31, 2018 and 2017, respectively.
Gerdau
Gerdau is the largest producer of long steel in the Americas and is headquartered in Brazil. Unrealized gains recognized in other comprehensive income were 48 and 42 for the year ended December 31, 2018 and 2017, respectively.
Unconsolidated structured entities
ArcelorMittal has operating lease arrangements for two vessels (Panamax Bulk Carriers) involving structured entities whose main purpose is to hold legal title of the two vessels and to lease them to the Company. Such entities are wholly-owned and controlled by a financial institution and are funded through equity instruments by the financial institution. Operating lease arrangements began for one vessel in 2013 and for the second vessel in 2014.
The aforesaid operating leases have been agreed for a 12 year period, during which the Company is obliged to pay the structured entities minimum fees equivalent to approximately 4 per year and per vessel. In addition, ArcelorMittal holds cal
l options to buy each of the two vessels from the structured entities at pre-determined dates and prices as presented in the table below. The structured entities hold put options enabling them to sell each of the vessels at the end of the lease terms at 6 each to the Company.

	Call option strike prices
Exercise dates	at the 60th month	at the 72nd month	at the 84th month	at the 96th month	at the 108th month	at the 120th month	at the 132nd month	at the 144th month
Amounts per vessel [1]
First vessel	29	27	26	24	22	20	17	14
Second vessel	31	30	28	27	26	24	20	14
1. If the actual fair value of each vessel is higher than the strike price at each of the exercise dates, ArcelorMittal is obliged to share 50% of the gain with the structured entities.
In addition, pursuant to these arrangements, the Company had a receivable (classified as “Other assets”) of 22 and 26 at December 31, 2018 and 2017, respectively, which does not bear interest, is forgiven upon default and will be repaid by the structured entities quarterly in arrears throughout the lease term. The outstanding balance will be used to offset payment of any interim call options, if exercised.2.6 Income (loss) from investments in associates, joint ventures and other investments
Income (loss) from investments in associates, joint ventures and other investments consisted of the following:

	Year Ended December 31,
	2018	2017	2016
Share in net earnings of equity-accounted companies	567	537	207
Impairment charges	(132)	(26)	(28)
Gain (loss) on disposal	126	(117)	377
Dividend income	91	54	59
Total	652	448	615

For the year ended December 31, 2018, impairment charges include 132 relating to Macsteel in connection with the sale completed on October 31, 2018 (see note 2.4.1).
For the year ended December 31, 2017, impairment charges include 17 and 9 relating to the write down of receivables from associates and joint ventures.
For the year ended December 31, 2016, impairment charges include 14 and 14 relating to Kalagadi Manganese and Comvex, respectively (see note 2.4.4).
For the year ended December 31, 2018, gain (loss) on disposal included mainly a 142 gain from the recycling of the currency translation reserve following the sale of Macsteel and a 12 loss on the dilution of the Company's interest from 39.02% to 37.02% in China Oriental (see note 2.4).
For the year ended December 31, 2017, gain (loss) on disposal includes a gain of 133 (the cash settlement occurs through three annual installments of 44 of which one is outstanding as of December 31, 2018) on the disposal of the Company's 21% shareholding in Empire Iron Mining Partnership ("EIMP"), a loss of 44 on dilution of the Company's share in China Oriental (see note 2.4), a loss of 22 on dilution of the Company's interest in Baffinland (see note 2.4), a loss of 187 as a result of the reclassification of the accumulated foreign exchange translation losses from other comprehensive income to the statements of operations following the completion of the sale of the Company's 50% shareholding in Kalagadi Manganese to Kgalagadi Alloys (Proprietary) Ltd on August 25, 2017. As per sales agreement signed on October 21, 2016, ArcelorMittal received a contingent consideration to be paid during the life of the mine, which is capped at 150 and contingent upon the financial performance of the mine and cash flow availability.
For the year ended December 31, 2016, gain (loss) on disposal mainly includes a gain of 329 relating to the disposal of Gestamp (see note 2.4), a loss of 26 relating to the disposal of Stalprodukt S.A. shares (see note 2.5) and a gain of 74 following the sale of its 10.08% interest in Hunan Valin to a private equity fund. The Company transferred the Hunan Valin shares and simultaneously received the full proceeds of 165 (RMB1,103 million) on September 14, 2016.